Inventories	12 Months Ended
Dec. 31, 2018
Inventories [Abstract]
Inventories
INVENTORIES:
Inventories are comprised of the following:

	December 31
	2017	2018
	(restated)
Raw materials	$733.2	$948.8
Work in progress	57.6	101.5
Finished goods	33.2	39.6
	$824.0	$1,089.9

We record our inventory provisions, net of valuation recoveries, in cost of sales. We record inventory provisions to reflect write-downs in the value of our inventory to net realizable value, and valuation recoveries primarily to reflect realized gains on the disposition of inventory previously written-down to net realizable value. During 2018, we recorded net inventory provisions of $13.5 (2017 — $3.3; 2016 — $12.0). We regularly review our estimates and assumptions used to value our inventory through analysis of historical performance. The increase in our inventory provisions for 2018 as compared to 2017 was a result of increases in our overall aged inventory levels, more than half of which related to customers in our ATS segment. Our inventory provisions for 2017 included provisions of $0.9 that we recorded in the second quarter of 2017 to further write down the carrying amount of our remaining solar panel inventory (in our ATS segment) to recoverable amounts. Our inventory provisions for 2016 consisted primarily of the write down of our solar panel inventory to then-lower net realizable values. See note 4.